Public Service Enterprise Group PSEG Earnings Conference Call 1 st Quarter 2014 May 1, 2014 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form
10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance with respect to such events,
• acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as competition for certain transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies and changes in customer behaviors, including energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-
GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2014 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q1 Earnings Summary
$ millions (except EPS)
2014 2013
Operating Earnings
$  515 $  433
Reconciling Items, Net of Tax
(129) (113)
Net Income
$  386 $  320
EPS from Operating Earnings*
$  1.01 $  0.85
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG – Q1 2014 Highlights
Strong Earnings
Operating earnings of $1.01 vs. $0.85 per share in Q1 2013
Power benefited from higher market pricing, market volatility and increased output
Increased contribution to earnings from PSE&G’s investment in transmission
Operational Excellence
PSEG Power output up 3% in quarter; nuclear capacity factor at 100%
Diversity and location of Power’s fleet provided flexibility to participate in market
O&M on track to meet full-year expectations
PSEG Disciplined Capital Investment
BPU decision pending on Energy Strong infrastructure proposal
PSE&G brought 230kV Burlington-Camden line in-service ahead of schedule;
energized a portion of 500 kV Susquehanna-Roseland transmission line; and on schedule to place 230 kV North Central Reliability line in-service this summer
PSEG Power adding 63 MW at Linden CCGT station with completion of AGP uprate
Increased common dividend to indicative annual rate of $1.48 per share in Q1 2014

$2.55 - $2.75E
PSEG – Maintaining 2014 Guidance
$2.44
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. E = Estimate.
$2.58
2014 guidance reflects increased level of investment,
pension savings and assumes normal weather and unit operations for rest of year

PSEG 2014 Q1 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSEG Power
$  293 $  254 $  0.58 $  0.50
PSE&G
214 179 0.42 0.35
PSEG Enterprise/Other
8 - 0.01 -
Operating Earnings*
$  515  $  433 $  1.01 $  0.85
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$0.85
0.07
0.08
$1.01
0.00
0.20
0.40
0.60
0.80
1.00
0.01
PSEG EPS Reconciliation – Q1 2014 versus Q1 2013
Q1 2014
Operating
Earnings*
Q1 2013
Operating
Earnings*
PSEG Power PSE&G PSEG
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Capacity  0.11
Market Prices
and Volume  0.02
Re-contracting  (0.05)
Gas Send-Out  0.05
Lower Pension
Expense  0.01
O&M  (0.05)
Taxes and
Other  (0.01)
Transmission
Net Earnings  0.03
Gas Volume &
Demand  0.02
Weather  0.01
Lower Pension
Expense  0.02
Distribution
O&M  (0.02)
Taxes and
Other  0.01
Interest
and
PSEG
Long Island

PSE&G 2014 Q1 Review

PSE&G – Q1 EPS Summary
$ millions (except EPS)
Q1 2014 Q1 2013 Variance
Operating Revenues
$  2,145 $  1,995 $  150
Operating Expenses
Energy Costs
1,045 967 78
Operation & Maintenance
462 427 35
Depreciation & Amortization
227 215 12
Taxes Other than Income Taxes
- 21 (21)
Total Operating Expenses
1,734 1,630 104
Operating Earnings/Net Income
$  214 $  179 $  35
EPS from Operating Earnings/Net Income
$  0.42 $  0.35 $  0.07

$0.35
0.06
0.01
$0.42
0.00
0.00
0.10
0.20
0.30
0.40
0.50

PSE&G EPS Reconciliation – Q1 2014 versus Q1 2013
Transmission
Net Earnings 0.03
Gas Volume &
Demand  0.02
Weather  0.01
Taxes and
Other
Lower
Pension
Expense
0.02
Distribution
O&M  (0.02)
Q1 2013
Operating
Earnings*
Q1 2014
Operating
Earnings*
* Operating Earnings is equal to Net Income .

PSE&G – Q1 Operating Highlights
Operations
PSE&G continuing pursuit of Energy Strong infrastructure proposal with the NJBPU to invest $2.6 billion over initial five years of a 10-year plan addressing E&G system hardening and resiliency
Construction of major transmission lines progressing on schedule:  A portion of S-R energized in NJ – full line expected in service for summer 2015 peak demand
Regulatory and Market Environment
PSE&G plans to invest over $2.2 billion in its T&D system in 2014
PSE&G 2014-2018 Capital Spending program increased 40% to $10 billion, with further opportunity from Energy Strong
PSE&G earned its authorized return in the quarter
Financial
Q1 weather was significantly colder than Q1 2013:  Heating degree days were
16% above Q1 2013 and 18% above normal
Slowly improving economy providing some support to weather normalized electric sales:
Overall improvement of 1.3%, with the residential sector up a more modest 0.6%
Gas deliveries, up 3.4% for the quarter, continue to benefit from decline in supply costs

PSEG Power 2014 Q1 Review

PSEG Power – Q1 EPS Summary
$ millions (except EPS)
Q1 2014 Q1 2013 Variance
Operating Revenues
$  1,700 $  1,451 $  249
Operating Earnings
$  293 $  254 $  39
Reconciling Items,
Net of Tax**
(129) (113) (16)
Net Income
$  164 $  141 $  23
EPS from Operating Earnings*
$  0.58 $  0.50 $  0.08
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
**Includes the financial impact from Mark-to-Market positions with forward delivery months.

$0.50
0.13
$0.58
(0.04)
(0.01)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
Capacity  0.11
Market Prices
and Volume  0.02
Re-Contracting  (0.05)
Gas Send-Out  0.05
PSEG Power EPS Reconciliation – Q1 2014 versus Q1 2013
Q1 2014
Operating
Earnings*
Q1 2013
Operating
Earnings*
Lower Pension
Expense  0.01
O&M  (0.05)
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Taxes
and
Other

PSEG Power – Generation Measures
8,137
8,049
3,813
3,975
2,541
2,207
0
7,500
15,000
2013 2014
Quarter ended March 31
Total Nuclear Total Coal*
Oil & Natural Gas
Generation by Fuel (GWh)**
14,565
Quarter ended March 31
* Includes figures for Pumped Storage.  Also includes natural gas fuel switching intervals.    ** Excludes Solar and Kalaeloa
2013 2014
Combined
Cycle
PJM and NY 52% 49%
Coal*
NJ (Coal/Gas) 19% 21%
PA 85% 83%
CT 36% 73%
Nuclear 101% 100%
14,157
Fleet Capacity Factors (%)
55%
of
Output
28%
of
Output

PSEG Power – Fuel Costs
Quarter ended March 31
($ millions) 2013 2014
Coal $66 $87
Oil & Gas 178 365
Total Fossil 244 452
Nuclear 58 62
Total Fuel
Cost
$302 $514
Total
Generation
(GWh)
14,157 14,565
$ / MWh 21.33 35.29
PSEG Power – Fuel Costs

PSEG Power – Gross Margin Performance
$0
$15
$30
$45
$60
2012 2013 2014
$50
$46
Quarter ended March 31
Weather driven volatility pushed natural gas and power prices to multi-year highs, offsetting decline in average hedge prices
Q1 spot prices higher across PJM, ISO-NE, and NYISO
Capacity prices higher year-over-year through May 2014; then resets to $166/MW-day
Fuel flexibility and Power’s market position essential to serving BGS volumetric load
Q1 2014 Regional Performance
Region
Gross
Margin ($M)
2014 Performance
PJM $689
Higher market pricing and higher
volumes offset lower priced hedges.
Higher capacity pricing versus a year
ago.
New
England
$38
Higher volume and higher pricing.
New York $6
Higher pricing.
PSEG Power Gross Margin ($/MWh)
$48

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of March 31, 2014. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 26 35 36
Base Load % Hedged 100% 75-80% 35-40%
(Nuclear and Base Load Coal)
Price $/MWh $49 $51 $51
Volume TWh 18 21 19
Intermediate Coal, Combined % Hedged 30-35% 0% 0%
Cycle, Peaking
Price $/MWh $49 $51 $51
Volume TWh 42-44 54-56 54-56
Total % Hedged 70-75% 50-55% 25-30%
Price $/MWh $49 $51 $51
Apr-Dec
2014
2015 2016

PSEG Power – Q1 2014 Operating Highlights
Q1 output up 3% under extreme weather conditions; nuclear capacity factor at 100%
Advance gas path uprates (~63MW) accelerated at Linden for May in-service date
Output of NJ coal units was 69% coal, 31% gas fueled
Operations
Financial
Regulatory and Market Environment
Improved spot power prices from 2
nd
coldest winter since 1970; higher natural gas
prices persisted for the quarter
Increased generation forecast to 56-58 TWh from 53-55 TWh, with 70%-75% of remaining
2014 production hedged at an average price of $49/MWh
Power recognized a liability in the quarter related to its discovery that it incorrectly calculated certain components of its cost-based bids for certain of its generating units in the PJM energy market, with resulting over-collection of revenues related to its fossil fleet. Power has notified
FERC, PJM and the PJM Independent Market Monitor of this issue, which is still under review; we are unable to estimate the ultimate impact or predict any resulting penalties or other costs associated with the matter at this time
Power’s total debt as a percentage of capital at March 31 was 31%

PSEG

PSEG Financial Highlights
Maintaining 2014 operating earnings guidance of $2.55 - $2.75 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to grow at double-digit rate in 2014 and provide over 50% of operating earnings
Executing existing 5-year, $6.8 billion transmission capital spending program on budget and on schedule
PSE&G continuing to pursue Energy Strong infrastructure proposal with the NJBPU to invest $2.6 billion over initial five years of a 10-year plan addressing E&G system hardening and resiliency
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capital was 41% at March 31, 2014
Long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth
Increased common dividend to indicative annual rate of $1.48 per share in Q1 2014

PSEG 2014 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2014E 2013 2012
PSE&G
$705 – $745 $612 $528
PSEG Power
$550 – $610 $710 $663
PSEG Enterprise/Other
$35 – $40   $(13) $45
Operating Earnings*
$1,290 – $1,395 $1,309 $1,236
Earnings per Share
$2.55 – $2.75 $2.58 $2.44
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. E = Estimate.

In April 2014, Power and PSEG amended their respective 5-year credit agreements ending in 2017, extending the expiration dates from March 2017 to April 2019.
PSEG Liquidity as of March 31, 2014
$188

Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600
1
$13 $587
5-Year Credit Facility (Power) Mar-17 $1,600 $67 $1,533
5-Year Credit Facility (Power) Mar-18 $1,000
2
$0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500
3
$0 $500
Total $4,300 $4,112
1 PSE&G Facility to be reduced by $29M on April 15, 2016
$434
2 Power Facility to be reduced by $48M on April 15, 2016
*PSE&G ST Investment $132
3 PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,678
Total Parent / Power Liquidity $3,959
PSEG /
Power
*PSEG Money Pool ST Investment

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Attachment 10
2014 2013 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 515 $         433 $      1,309 $     1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 9 40 52
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (132) (105) (74) (10)
Lease Related Activity (PSEG Enterprise/Other) - - - 36
Storm O&M, net of insurance recoveries (PSEG Power) (6) (17) (32) (39)
Net Income 386 $         320 $      1,243 $     1,275 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 508 507
Per Share Impact (Diluted)
Operating Earnings 1.01 $        0.85 $     2.58 $       2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 0.02 0.08 0.10
Gain (Loss) on MTM
(a)
(PSEG Power) (0.26) (0.21) (0.14) (0.02)
Lease Related Activity (PSEG Enterprise/Other) - - - 0.07
Storm O&M, net of insurance recoveries (PSEG Power) (0.01) (0.03) (0.07) (0.08)
Net Income 0.76 $        0.63 $     2.45 $       2.51 $
(a) Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended Year Ended
March 31, December 31,
(Unaudited)